Exhibit 10.1

AMENDMENT NO. 7 TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 7 TO CREDIT AGREEMENT (“Amendment”) is dated as of March 29, 2007  and is entered into by and between AVIZA, INC., a Delaware corporation, formerly known as Aviza Technology, Inc. (the “Borrower”) and BANK OF AMERICA, N.A. (the “Lender”).  All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

WITNESSETH

WHEREAS, the Borrower and the Lender have entered into that certain Credit Agreement dated as of August 6, 2004, as amended from time to time (“Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement as set forth herein, and the Lender is willing to do so subject to the terms and conditions stated herein;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lender and  the Borrower hereby agree as follows:

I.              Amendment to the Agreement.  The Lender and Borrower hereby agree that Eligible Accounts shall not include any accounts receivable owed to or created as a result of services rendered or goods sold by any of (i) Aviza Technology Limited, a corporation organized under the laws of the United Kingdom (“ATL”), (ii) Trikon Technologies, Inc., a Delaware corporation (“TTI”), (iii) Trikon Equipments Limited, a company created under the laws of the United Kingdom (“TEL”), or (iv) E.T. Equipments Limited, a company created under the laws of the United Kingdom (“ET”; together with ATL, TTI and TEL referred to herein as “Guarantors”).

II.            Release of Guaranty.

A.            As of the date hereof (1) the obligations of the Guarantors under the Guaranty and Debenture dated as of December 30, 2005, as amended, executed by the Guarantors in favor of Lender (the “Guaranty”) shall terminate, and (2) each of the Guarantors shall be released from any further liability under the Guaranties.

B.            Each of the Guarantors and Borrower hereby waive, release, remise, acquit and forever discharge Lender, its directors, officers, shareholders, partners, employees, and agents, and its heirs, successors, personal representatives and assigns, of and from any and all suits, causes of action, legal or administrative proceedings, claims, demands, actual damages, punitive damages, losses, costs, liabilities, interest, attorneys fees and expenses of whatever kind and nature, in law or in equity, known or unknown, which any of the Guarantors or Borrower ever had, now have, hereafter can, shall or may have or acquire or possess or arising out of or in any way connected with directly or indirectly out of, or in any way connected with, based upon, or arising out of any of the Guaranties or any other Loan Document.

C.            Each of the Guarantors and Borrower agree to waive the benefits of Section 1542 of the Civil Code of the State of California, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

D.            Except as otherwise specifically set forth herein, the execution and delivery of this letter shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Lender under any Loan Document or any other agreement or document executed in connection therewith.

E.             Each of the Guarantors and Borrower acknowledges that it is aware that it may hereafter discover facts in addition to, or different from, those which it now knows or believes to be true with respect to the subject matter contained herein, but it is the intention of each of the Guarantors and Borrower to hereby fully and finally forever settle and release any and all matters, disputes, and differences, known or unknown, or that may have existed which relate to or arise out of the matters specified herein and that in furtherance of this intention, the releases given herein shall be and remain in effect, full and general releases as to the matters specified herein notwithstanding discovery or existence of any such additional or different facts.

F.             The releases granted herein do not extend to any obligations created herein.

III.                                 Conditions.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

A.            Amendment.  Fully executed copies of this Amendment and the consent attached hereto signed by the Borrower and each of the Guarantors, as necessary, and delivered to Lender.

B.            Other Documents.  Borrower shall have executed and delivered to Lender such other documents and instruments as Lender may reasonably require.

IV.                                 Miscellaneous.

A.            Survival of Representations and Warranties.  All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely thereon.

B.            Reference to Credit Agreement.  The Credit Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

C.            Credit Agreement Remains in Effect.  The Credit Agreement and the Loan Documents, as amended hereby, remain in full force and effect and the Borrower ratify and confirm its agreements and covenants contained therein.  The Borrower hereby confirms that no Event of Default or Default exists.

D.            Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E.             APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

F.             Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lender.

G.            Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

H.            Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

I.              NO ORAL AGREEMENTS.  THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE LENDER AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

J.             Advice of Counsel.  The advice of legal counsel has been obtained by each of the Borrower and Guarantors prior to signing this agreement.  Each of the Borrower and Guarantors execute this agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by § l541 of the California Civil Code, i.e., the extinguishment of all obligations, and pursuant to the terms and conditions, as set forth herein.

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IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first written above.

AVIZA, INC.,		E.T. EQUIPMENTS LIMITED,
a Delaware corporation, formerly known as		a company created under the laws of the
Aviza Technology, Inc.		United Kingdom

By:	/s/ Patrick C. O’Connor	By:	/s/ Patrick C. O’Connor
Name:	Patrick C. O’Connor	Name:	Patrick C. O’Connor for Aviza
Title:	Executive Vice President and CFO	Technology, Inc.
		Title:	Executive Vice President and CFO

AVIZA TECHNOLOGY LIMITED		TRIKON TECHNOLOGIES, INC.,
a Delaware corporation

By:	/s/ Patrick C. O’Connor	By:	/s/ Patrick C. O’Connor
Name:	Patrick C. O’Connor for Aviza	Name:	Patrick C. O’Connor
Technology, Inc.		Title:	Executive Vice President and CFO
Title:	Executive Vice President and CFO

TRIKON EQUIPMENTS LIMITED,
a company created under the laws of the
United Kingdom

By:	/s/ Patrick C. O’Connor
Name:	Patrick C. O’Connor for Aviza
Technology, Inc.
Title:	Executive Vice President and CFO

BANK OF AMERICA, N.A.

By:	/s/ Stephen King
Name:	Stephen King
Title:	Vice President

Each of  the undersigned has executed a separate guaranty (collectively referred to herein as the “Continuing Guaranty”) respecting the obligations of Aviza, Inc., a Delaware corporation, formerly known as Aviza Technology, Inc. (“Borrower”), owing to Bank of America, N.A. (“Lender”), as set forth in that certain Credit Agreement dated as of August 6, 2004, as amended from time to time.  Each of the  undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its respective Continuing Guaranty remains in full force and effect; nothing in any Continuing Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of any Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

AVIZA TECHNOLOGY INTERNATIONAL, INC.,
a Delaware corporation

	By:	/s/ Patrick C. O’Connor
Name:
Title:

VANTAGEPOINT VENTURE PARTNERS IV, L.P.,
a Delaware limited partnership
By:VantagePoint Venture
Associates IV, LLC Its General
Partner
	By:	/s/ Alan E. Salzman
	Name:	Alan E. Salzman
	Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV (Q),
L.P., a Delaware limited partnership
By:VantagePoint Venture
Associates IV, LLC Its General
Partner	By:	/s/ Alan E. Salzman
	Name:	Alan E. Salzman
	Title:	Managing Member